UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2012

                             ICAHN ENTERPRISES L.P.
             (Exact name of registrant as specified in its charter)

     DELAWARE               1-9516                    13-3398766
     --------               ------                    ----------
  (State or Other      (Commission File             (IRS Employer
  Jurisdiction of           Number)               Identification No.)
  Incorporation)

         767 Fifth Avenue, Suite 4700, New York, NY       10153
         ----------------------------------------     ----------
         (Address of Principal Executive Offices)     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 702-4300
       ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.           REGULATION FD DISCLOSURE

As previously reported on the Current Report on Form 8-K of Icahn Enterprises L.P. ("Icahn Enterprises") filed on January 6, 2012 (the "Prior Form 8-K"), Icahn Enterprises disclosed certain information, including information regarding the performance of the various private investment funds (the "Funds") through which Icahn Enterprises' invests its proprietary capital within its Investment segment. In the Prior Form 8-K, Icahn Enterprises disclosed that the Funds had gross returns of approximately 34.7% for the fiscal year ended December 31, 2011 and has assets under management of $6.5 billion as of December 31, 2011, $3.1 billion of which represents Icahn Enterprises' investment. In addition, since their inception in November 2004 through December 31, 2011, the Funds have experienced a gross rate of return of 156%. Icahn Enterprises also disclosed in the Prior Form 8-K that since their inception in November 2004 through December 31, 2011, the Funds have experienced an annualized rate of return of approximately 19%. The reference to 19% should have been 14%. Similarly, the Form 10-Q for the period ending September 30, 2011 disclosed that the annualized rate of return from inception in November 2004 through September 30, 2011 was 18.7%. The reference in the Form 10-Q to 18.7% should have been 12.7%. Neither the reference in the Prior Form 8-K nor the reference in the Form 10-Q affect any other previously reported historical financial information.

This amendment to the Prior Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

ITEM 9.01.           FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

      None.


      [Remainder of page intentionally left blank; signature page follows]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICAHN ENTERPRISES L.P.
                                        (Registrant)

                                        By:  Icahn Enterprises G.P. Inc.
                                             its General Partner

                                             By:  /s/ Daniel Ninivaggi
                                                  Dominick Ragone
                                                  ---------------
                                                  Chief Financial Officer

Date:     January 12, 2012